GENERAL SIGNAL CORPORATION AND CONSOLIDATED SUBSIDIARIES
                                   INDEX


                                                               Page No.

     Statement of Earnings -
       Three Months Ended June 30, 1998 and 1997                 [3]

     Statement of Earnings -
       Six Months Ended June 30, 1998 and 1997                   [4]

     Balance Sheet -
       As of June 30, 1998 and December 31, 1997                 [5]

     Condensed Statement of Cash Flow -
       Six Months Ended June 30, 1998 and 1997                   [6]

     Notes to Financial Statements                               [7]


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          GENERAL SIGNAL CORPORATION AND CONSOLIDATED SUBSIDIARIES
                           Statement of Earnings

                    (In millions, except per-share data)
                                (Unaudited)

                                                  THREE MONTHS ENDED JUNE 30,
                                                1998                      1997

Net sales                                     $  401.6                 $  539.6
Cost of sales                                    273.6                    375.9
Selling, general and
  administrative expenses                         82.6                    101.7
                                                 356.2                    477.6
Operating earnings                                45.4                     62.0
Equity in earnings of EGS                         10.0                      --
Interest expense, net                             (5.4)                    (4.6)
Earnings before income taxes                      50.0                     57.4
Income taxes                                      19.2                     23.0
Net earnings                                  $   30.8                 $   34.4
Basic earnings per share                      $   0.70                 $   0.68
Diluted earnings per share                    $   0.70                 $   0.68
Dividends declared per share                  $   0.27                 $  0.255

              See accompanying notes to financial statements.
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          GENERAL SIGNAL CORPORATION AND CONSOLIDATED SUBSIDIARIES

                           Statement of Earnings

                    (In millions, except per-share data)
                                (Unaudited)

                                                  SIX MONTHS ENDED JUNE 30,
                                                1998                      1997

Net sales                                     $  776.1                 $1,045.2
Cost of sales                                    538.5                    733.2
Selling, general and
  administrative expenses                        161.1                    206.1
                                                 699.6                    939.3
Operating earnings                                76.5                    105.9
Equity in earnings of EGS                         20.0                      --
Interest expense, net                             (8.6)                    (8.0)
Earnings before income taxes                      87.9                     97.9
Income taxes                                      33.8                     39.2
Net earnings                                  $   54.1                 $   58.7
Basic earnings per share                      $   1.20                 $   1.15
Diluted earnings per share                    $   1.19                 $   1.14
Dividends declared per share                  $   0.54                 $   0.51


              See accompanying notes to financial statements.

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          GENERAL SIGNAL CORPORATION AND CONSOLIDATED SUBSIDIARIES
                               Balance Sheet
                               (In millions)



                                             (Unaudited)             (Audited)
                                               JUNE 30,             DECEMBER 31,
                                                 1998                    1997
                                              ---------              ---------
                    ASSETS

Current assets:
  Cash and cash equivalents                   $    39.5              $    50.0
  Accounts receivable, net                        279.1                  285.4
  Inventories, net                                163.5                  156.8
  Prepaid expenses and other current assets        13.7                   23.2
  Deferred income taxes                            47.4                   52.7
    Total current assets                          543.2                  568.1
Property, plant and equipment,
  net of accumulated depreciation
  and amortization                                237.9                  240.7
Intangibles, net of accumulated
  amortization                                    258.1                  264.3
Investment in EGS                                 142.7                  133.1
Pension asset                                     139.3                  127.5
Other assets                                       55.1                   54.3

Total assets                                  $ 1,376.3              $ 1,388.0

             LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Short-term borrowings and current
    maturities of long-term debt              $     9.2              $     9.0
  Accounts payable                                128.4                  142.7
  Accrued expenses                                179.5                  184.4
  Income taxes                                     28.8                   40.4
    Total current liabilities                     345.9                  376.5

Long-term debt, less current maturities           364.8                  207.4
Accrued post-retirement and post-employment
  obligations                                     107.0                  112.4
Deferred income taxes                              57.8                   50.3
Other liabilities                                  11.1                   11.7

    Total long-term liabilities                   540.7                  381.8

Shareholders' equity:
  Common stock                                     78.7                   78.5
  Additional paid-in capital                      368.9                  367.2
  Retained earnings                               766.3                  746.7
  Accumulated other comprehensive loss            (14.4)                 (11.8)
  Common stock in treasury                       (709.8)                (550.9)
    Total shareholders' equity                    489.7                  629.7

Total liabilities and shareholders' equity    $ 1,376.3              $ 1,388.0

              See accompanying notes to financial statements.

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          GENERAL SIGNAL CORPORATION AND CONSOLIDATED SUBSIDIARIES
                      Condensed Statement of Cash Flow
                               (In millions)
                                (Unaudited)


                                                  SIX MONTHS ENDED JUNE 30,
                                                1998                   1997

CASH FLOW FROM OPERATING ACTIVITIES:
Net earnings                                  $    54.1              $    58.7
Adjustments to reconcile net earnings
    to net cash from operating activities
       Equity in earnings of EGS                  (20.0)                   --
       Deferred income taxes                       12.9                   14.8
       Depreciation and amortization               29.3                   35.6
       Pension credits                             (9.0)                  (6.5)
       Other, net                                  (6.6)                  (1.1)
Changes in assets and liabilities, net of
     effects from acquisitions and
     divestitures                                (25.8)                 (43.9)
       Net cash from operating activities          34.9                   57.6

CASH FLOW FROM INVESTING ACTIVITIES:
     Divestitures                                   1.9                    7.3
     Capital expenditures                         (24.6)                 (26.3)
     Other, net                                     0.8                    1.5
       Net cash from investing activities         (21.9)                 (17.5)


CASH FLOW FROM FINANCING ACTIVITIES:
Net change in short and long-term borrowings      157.6                   84.7
Dividends paid                                    (24.7)                 (26.5)
Issuance of common stock                            3.2                    8.3
Purchase of common stock                         (159.6)                (100.0)
       Net cash from financing activities         (23.5)                 (33.5)

       Net change in cash and cash equivalents    (10.5)                   6.6

CASH AND CASH EQUIVALENTS AT
   BEGINNING OF YEAR                               50.0                   17.7

CASH AND CASH EQUIVALENTS AT END OF PERIOD    $    39.5              $    24.3

              See accompanying notes to financial statements.

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          GENERAL SIGNAL CORPORATION AND CONSOLIDATED SUBSIDIARIES
                       Notes to Financial Statements
                                (Unaudited)


1. In the opinion of management, the accompanying unaudited financial statements reflect all adjustments (consisting of normal, recurring items) necessary for the fair presentation of results for these interim periods. These results are based upon generally accepted accounting principles consistently applied with those used in the preparation of the company's 1997 Annual Report on Form 10-K. The results of operations for the six-month period ended June 30, 1998 are not necessarily indicative of the results of operations that may be expected for the full year. The financial information as of June 30, 1998 should be read in conjunction with the financial statements contained in the company's 1997 Annual Report on Form 10-K.

2. Certain reclassifications have been made to the 1997 financial statements to conform with the 1998 presentation.

3.   INVENTORIES




                                               June 30,             December 31,
                                                1998                    1997
                                                         (In millions)

       Finished goods                       $    46.7              $    43.9
       Work in process                           49.3                   38.3
       Raw material and purchased parts          80.3                   87.3
         Total FIFO cost                        176.3                  169.5

       Excess of FIFO cost over LIFO
         inventory value                        (12.8)                 (12.7)

       Net carrying value                   $   163.5              $   156.8

4.   PROPERTY, PLANT AND EQUIPMENT


                                               June 30,             December 31,
                                                1998                    1997
                                                         (In millions)
       Property, plant and equipment, at
          cost                               $  584.6              $   576.3
       Accumulated depreciation and
          amortization                         (346.7)                (335.6)
       Property, plant and equipment, net    $  237.9              $   240.7

5.   CAPITAL STOCK

                                               June 30,             December 31,
                                                1998                    1997
                                                         (In millions)
       COMMON STOCK:
         Shares authorized                      150.0                  150.0
         Shares issued                           65.0                   65.0
         Held in treasury                       (21.4)                 (17.9)

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6.   COMPREHENSIVE INCOME

     As of January 1, 1998, the company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (SFAS No. 130). SFAS No. 130 establishes rules for the reporting and display of comprehensive income and its components. The adoption of this statement had no impact on the company's net income or shareholders' equity. SFAS No. 130 requires foreign currency translation adjustments to be included in a presentation of other comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of SFAS No. 130.

     Total comprehensive income and its components, net of related tax, for the three and six-month periods ended June 30 were as follows:



                             Three Months Ended               Six Months Ended
                             1998         1997            1998           1997
                                                (In millions)

       Net income           $ 30.8       $ 34.4          $ 54.1         $ 58.7
       Foreign currency
         translation
         adjustments          (3.7)        --              (2.6)          (4.1)
       Comprehensive income $ 27.1       $ 34.4          $ 51.5         $ 54.6

     The components of accumulated other comprehensive loss, net of related tax, were as follows:


                                               June 30,             December 31,
                                                1998                    1997
                                                         (In millions)
       Foreign currency translation
         adjustments                         $  (12.7)             $   (10.1)
       Minimum pension liability
         adjustment                              (1.7)                  (1.7)
       Accumulated other comprehensive loss  $  (14.4)             $   (11.8)

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7.   BUSINESS SEGMENT INFORMATION

                                                 Three Months Ended June 30,
                                                1998                    1997
                                                         (In millions)

       NET SALES:
         Process Controls (a)                $  125.3              $   193.7
         Electrical Controls (b)                179.8                  257.0
         Industrial Technology                   96.5                   88.9

                                             $  401.6              $   539.6
       OPERATING EARNINGS:
         Process Controls (a)                $   19.8              $    28.3
         Electrical Controls (b)                 18.6                   26.9
         Industrial Technology                   15.8                   15.4

       Total operating earnings before
       unallocated expenses, equity
       earnings and interest                     54.2                   70.6

       Equity in earnings of EGS (b)             10.0                    --
       Net interest expense                      (5.4)                  (4.6)
       Unallocated expenses                      (8.8)                  (8.6)
       Earnings before income taxes          $   50.0              $    57.4

(a) In August 1997, the company sold the General Signal Pump Group (GSPG), a unit of the Process Controls sector.

(b) In September 1997, the company contributed the net assets of General Signal Electrical Group (GSEG), a unit of the Electrical Controls sector, to the EGS Electrical Group (EGS).


                                                 Six Months Ended June 30,
                                                1998                    1997
                                                         (In millions)

       NET SALES:
         Process Controls (a)                $  244.4              $   368.4
         Electrical Controls (b)                343.2                  493.0
         Industrial Technology                  188.5                  183.8

                                             $  776.1              $ 1,045.2

       OPERATING EARNINGS:
         Process Controls (a)                $   33.5              $    45.4
         Electrical Controls (b)                 31.0                   45.6
         Industrial Technology                   30.6                   33.7

       Total operating earnings before
         unallocated expenses, equity
         earnings and interest                   95.1                  124.7

       Equity in earnings of EGS (b)             20.0                   --
       Net interest expense                      (8.6)                  (8.0)
       Unallocated expenses                     (18.6)                 (18.8)

       Earnings before income taxes          $   87.9              $    97.9

(a) In August 1997, the company sold the General Signal Pump Group (GSPG), a unit of the Process Controls sector.
(b) In September 1997, the company contributed the net assets of General Signal Electrical Group (GSEG), a unit of the Electrical Controls sector, to the EGS Electrical Group (EGS).

8.   SUPPLEMENTAL INFORMATION - STATEMENT OF CASH FLOW

                                                 Six Months Ended June 30,
                                                1998                 1997
                                                         (In millions)

     The company had the following
     non-cash  financing activity:

        Conversion of convertible
         debt into common stock              $    --               $    39.3

9.   EARNINGS PER SHARE

     The following tables set forth the computation of basic and diluted earnings per share (in millions, except for per-share data):


                                                Three Months Ended June 30,
                                                1998                  1997

       Numerator:
         Numerator for basic and diluted
         earnings per share - net income     $   30.8              $    34.4

       Denominator:
         Denominator for basic earnings
          per share - weighted-average
          shares                                 43.8                   50.3
        Effect of dilutive securities:
          Employee stock options                  0.2                    0.2
          Restricted stock                        0.2                   (0.1)
        Dilutive potential common
          shares                                  0.4                    0.1
        Denominator for diluted earnings
          per share - adjusted weighted-
          average shares and assumed
          conversions                            44.2                   50.4

       Basic earnings per share              $   0.70              $    0.68

       Diluted earnings per share            $   0.70              $    0.68



                                                 Six Months Ended June 30,
                                                1998                  1997

       Numerator:
         Numerator for basic and
           diluted earnings per
           share - net income                $   54.1              $    58.7
         Effect of dilutive securities:
           5.75 percent convertible
           subordinated notes                     --                     0.2
         Numerator for diluted earnings per
           share - income available to common
           shareholders after assumed
           conversion                        $   54.1              $    58.9

       Denominator:
         Denominator for basic earnings per
           share - weighted-average shares       45.2                   51.2
         Effect of dilutive securities:
           Employee stock options                 0.2                    0.2
           5.75 percent convertible
           subordinated notes                     --                     0.1
           Restricted stock                       0.2                   --
         Dilutive potential common shares         0.4                    0.3
         Denominator for diluted earnings per
           share - adjusted weighted-average
           shares and assumed conversions        45.6                   51.5

       Basic earnings per share              $   1.20              $    1.15

       Diluted earnings per share            $   1.19              $    1.14



10.  REPURCHASE OF SHARES

     On June 19, 1997 the Board of Directors approved a stock buy-back program of up to $150.0 million and on September 18, 1997, the Board of Directors approved an increase of this program to $300.0 million. As of April 15, 1998, the program was completed with the total of 6.8 million shares repurchased for $300.0 million.

11.  EGS JOINT VENTURE

     The company owns a 47.5 percent interest in EGS Electrical Group, LLC
     (EGS), a joint venture with Emerson Electric Company. The company accounts for its investment in EGS under the equity method of accounting. Effective January 1, 1998, the company began accounting for its investment in EGS on a three-month lag basis. EGS' fiscal year-end is September 30, 1998. EGS' results of operations were the following (in millions):


       EGS:                              Jan. 1, 1998 to     October 1, 1997 to
                                          March 31, 1998       March 31, 1998

       Net sales                             $  136.6              $   272.1
       Gross profit                              52.9                  105.7
       Pre-tax income                            20.7                   41.6


     The company's investment in EGS at June 30, 1998 was approximately $17 million less than its equity in the joint venture's net assets at March 31, 1998. The difference between the company's investment and EGS' net assets is being amortized on a straight-line basis over an estimated economic life of 40 years.

     Condensed balance sheet information of EGS as of March 31, 1998 was as follows (in millions):

       Current assets                                              $   152.8
       Noncurrent assets                                               262.9
       Current liabilities                                              64.3
       Noncurrent liabilities                                           16.0


12.  MERGER WITH SPX CORPORATION

     On July, 20, 1998, the company announced that it had signed a definitive merger agreement for SPX Corporation (SPX) to acquire the company for cash and SPX shares. The aggregate purchase price is valued at approximately $2 billion based on the last reported trading price of SPX's common stock immediately prior to the public announcement of the execution of the merger agreement. SPX will also assume approximately $335 million of the company's debt, net of cash. Under the terms of the merger agreement, the merger consideration to be paid to the company's shareholders will consist of 60 percent of SPX stock and 40 percent of cash in the aggregate, with each shareholder able to choose among three options - all cash ($45.00 per share), all SPX stock (0.6977 shares of SPX common stock per share of the company's common stock), or a 40/60 cash/stock combination ($18.00 and 0.4186 shares of SPX common stock per share of the company's common stock), subject to proration if the all cash or all stock elections are over subscribed. SPX has received commitments, underwritten by Chase Manhattan Bank, to provide up to $1.7 billion of financing to be used to fund the cash portion of the merger and to refinance existing indebtedness of the company and SPX. The transaction, which is subject to shareholder approvals, antitrust clearance and other customary conditions, is expected to close early in the fourth quarter of 1998.

     The transaction will be accounted for as a reverse acquisition as the shareholders of the company will own a majority of the shares of the combined company upon completion of the transaction. Accordingly, for accounting purposes, SPX will be treated as the acquired company and the company will be considered to be the acquiring company. The purchase price will be allocated to the assets and liabilities of SPX based on their estimated fair market values at the acquisition date. Under reverse acquisition accounting, the purchase price of SPX will be based on the fair market value of SPX's common stock at July 19, 1998, the date of the signing of the definitive merger agreement. The cash portion of the purchase price will be accounted for as a dividend by the combined company.

     SPX is a global provider of Vehicle Service Solutions to franchised dealers and independent service locations, Service Support to vehicle manufacturers and Vehicle Components to the worldwide motor vehicle industry.